Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2011	2010					2009					2008
	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD
Period-End Balance Sheet
Cash and cash equivalents	$526,460	$585,776	$585,776	$735,945	$373,080	$126,914	$127,379	$127,379	$197,598	$139,954	$107,327	$114,308
Securities available-for-sale	1,057,758	1,057,802	1,057,802	1,058,609	1,090,109	1,152,039	1,266,760	1,266,760	1,349,669	1,450,082	1,901,919	2,216,186
Securities held-to-maturity	81,218	81,320	81,320	85,687	87,843	90,449	84,182	84,182	83,860	86,245	81,566	84,306
FHLB and FRB stock	61,338	61,338	61,338	62,038	59,864	59,428	56,428	56,428	54,768	54,768	54,768	54,767
Loans held-for-sale	3,800	236	236	1,168	—	—	—	—	—	—	—	—
Loans:
Commercial and industrial	1,493,465	1,465,903	1,465,903	1,472,439	1,494,119	1,454,714	1,438,063	1,438,063	1,484,601	1,457,413	1,508,175	1,490,101
Agricultural	234,898	227,756	227,756	212,800	199,597	200,527	209,945	209,945	200,955	210,675	219,178	216,814
Commercial real estate:
Office, retail, and industrial	1,205,880	1,203,613	1,203,613	1,215,649	1,220,191	1,239,583	1,212,965	1,212,965	1,151,276	1,117,748	1,086,987	1,025,241
Multi-family	344,645	349,862	349,862	350,458	369,281	348,178	333,961	333,961	342,807	305,976	311,865	286,963
Residential construction	151,887	174,690	174,690	226,126	241,094	276,322	313,919	313,919	400,502	458,913	466,195	509,059
Commercial construction	153,392	164,472	164,472	193,041	202,041	233,662	231,518	231,518	301,462	325,425	340,215	356,575
Other commercial real estate	850,334	856,357	856,357	837,877	831,723	790,502	798,983	798,983	753,429	759,132	725,311	729,329
1-4 family mortgages	178,538	160,890	160,890	150,110	145,457	139,840	139,983	139,983	138,862	171,186	185,486	198,197
Consumer	482,504	497,017	497,017	506,166	504,844	512,546	523,909	523,909	532,174	534,303	543,716	547,784

Total loans, excluding covered loans	5,095,543	5,100,560	5,100,560	5,164,666	5,208,347	5,195,874	5,203,246	5,203,246	5,306,068	5,340,771	5,387,128	5,360,063
Covered loans	352,357	374,640	374,640	399,032	164,924	144,369	146,319	146,319	—	—	—	—
Allowance for loan losses	(142,503)	(142,572)	(142,572)	(144,569)	(145,027)	(144,824)	(144,808)	(144,808)	(134,269)	(127,528)	(116,001)	(93,869)

Net loans	5,305,397	5,332,628	5,332,628	5,419,129	5,228,244	5,195,419	5,204,757	5,204,757	5,171,799	5,213,243	5,271,127	5,266,194
Other real estate owned	33,863	31,069	31,069	52,044	57,023	62,565	57,137	57,137	57,945	50,640	38,984	24,368
Covered other real estate owned	28,871	29,698	29,698	31,550	10,657	8,649	8,981	8,981	—	—	—	—
FDIC indemnification asset	78,468	88,981	88,981	88,723	75,991	54,591	67,945	67,945	—	—	—	—
Bank owned life insurance	197,889	197,644	197,644	198,666	198,399	198,201	197,962	197,962	197,681	197,564	199,070	198,533
Goodwill and other intangibles	290,135	291,383	291,383	292,523	281,255	280,477	281,479	281,479	281,614	282,592	283,570	284,548
Other assets	379,791	389,098	389,098	350,412	342,624	364,175	357,662	357,662	283,500	292,224	314,245	285,131

Total assets	$8,044,988	$8,146,973	$8,146,973	$8,376,494	$7,805,089	$7,592,907	$7,710,672	$7,710,672	$7,678,434	$7,767,312	$8,252,576	$8,528,341

Deposits:
Demand deposits	$1,346,698	$1,329,505	$1,329,505	$1,284,940	$1,188,356	$1,129,777	$1,133,756	$1,133,756	$1,069,870	$1,058,553	$1,046,660	$1,040,763
Interest bearing deposits	5,073,196	5,181,971	5,181,971	5,392,319	4,935,209	4,734,327	4,751,523	4,751,523	4,679,283	4,708,103	4,461,722	4,544,991

Total deposits	6,419,894	6,511,476	6,511,476	6,677,259	6,123,565	5,864,104	5,885,279	5,885,279	5,749,153	5,766,656	5,508,382	5,585,754
Borrowed funds	273,342	303,974	303,974	323,077	328,470	387,163	691,176	691,176	716,299	792,176	1,535,752	1,698,334
Subordinated debt	137,746	137,744	137,744	137,741	137,739	137,737	137,735	137,735	157,717	232,342	232,375	232,409
Other liabilities	90,130	81,734	81,734	78,358	59,803	60,135	54,961	54,961	71,686	84,085	72,455	103,565
Stockholders’ equity	1,123,876	1,112,045	1,112,045	1,160,059	1,155,512	1,143,768	941,521	941,521	983,579	892,053	903,612	908,279

Total assets	$8,044,988	$8,146,973	$8,146,973	$8,376,494	$7,805,089	$7,592,907	$7,710,672	$7,710,672	$7,678,434	$7,767,312	$8,252,576	$8,528,341

Stockholders’ equity, excluding OCI	1,148,249	1,139,784	1,139,784	1,169,262	1,168,315	1,162,646	960,187	960,187	999,796	941,535	941,082	926,321
Stockholders’ equity, common	930,876	919,045	919,045	967,059	962,512	950,768	748,521	748,521	790,579	699,053	710,612	715,949
Stockholders’ equity, common excluding OCI	955,249	946,784	946,784	976,262	975,315	969,646	767,187	767,187	806,796	748,535	748,082	733,991
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	192,330
Average Balance Sheet
Total assets	$8,094,951	$8,024,654	$8,314,634	$8,203,617	$7,905,364	$7,665,781	$8,064,109	$7,764,163	$7,877,055	$8,195,690	$8,428,879	$8,225,440
Securities held-to-maturity	79,619	86,866	83,321	86,060	92,226	85,893	85,984	89,459	84,866	86,583	82,969	92,388
Securities available-for-sale	1,087,372	1,120,170	1,055,806	1,092,734	1,121,229	1,212,939	1,661,228	1,312,430	1,433,424	1,800,843	2,109,477	2,108,197
FHLB and FRB stock	61,338	60,249	61,703	60,998	59,758	58,495	55,081	56,013	54,768	54,768	54,768	54,767
Total loans, excluding covered loans	5,075,840	5,191,154	5,155,416	5,207,419	5,204,566	5,197,499	5,348,979	5,304,690	5,346,769	5,366,393	5,378,905	5,149,879
Covered loans	363,138	249,598	390,537	287,293	172,295	145,157	28,049	111,281	—	—	—	—
FDIC indemnification asset	81,104	73,997	90,075	80,434	61,612	63,506	—	—	—	—	—	—
Other earning assets	483,252	382,023	609,391	464,793	314,480	55,275	102,801	52,324	210,667	129,716	16,921	35,310

Total earning assets	7,231,663	7,164,057	7,446,249	7,279,731	7,026,166	6,818,764	7,282,122	6,926,197	7,130,494	7,438,303	7,643,040	7,440,541
Deposits:
Demand deposits	1,342,013	1,224,629	1,348,188	1,242,257	1,181,097	1,124,320	1,061,208	1,115,096	1,056,188	1,044,033	1,028,617	1,043,972
Savings deposits	901,205	815,371	864,334	832,672	803,353	759,786	751,386	744,876	749,995	762,375	748,350	792,524
NOW accounts	1,044,280	1,082,774	1,075,642	1,173,347	1,157,246	922,179	984,529	953,772	1,062,708	1,026,432	893,687	935,429
Money market deposits	1,240,439	1,199,362	1,302,325	1,226,314	1,155,889	1,110,519	937,766	1,079,943	995,132	903,728	768,202	787,218

Core transactional deposits	4,527,937	4,322,136	4,590,489	4,474,590	4,297,585	3,916,804	3,734,889	3,893,687	3,864,023	3,736,568	3,438,856	3,559,143

Time deposits	1,937,890	1,991,637	2,069,389	2,022,721	1,916,116	1,956,745	2,001,207	2,008,727	1,938,445	1,989,348	2,069,671	2,172,379

Total deposits	6,465,827	6,313,773	6,659,878	6,497,311	6,213,701	5,873,549	5,736,096	5,902,414	5,802,468	5,725,916	5,508,527	5,731,522
Borrowed funds	285,847	359,174	281,050	337,905	342,808	477,323	1,118,792	661,976	870,397	1,261,949	1,694,928	1,438,908
Subordinated debt	137,745	137,739	137,743	137,740	137,738	137,736	208,621	143,816	226,693	232,358	232,391	231,961

Total funding sources	6,889,419	6,810,686	7,078,671	6,972,956	6,694,247	6,488,608	7,063,509	6,708,206	6,899,558	7,220,223	7,435,846	7,402,391
Stockholders’ equity	1,122,315	1,148,219	1,156,263	1,163,661	1,152,394	1,119,866	927,673	983,595	905,347	907,421	913,809	764,731
Stockholders’ equity, common	929,315	955,219	963,263	970,661	959,394	926,866	734,673	790,595	712,347	714,421	720,809	750,497
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	14,234

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2011	2010					2009					2008
	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD
Income Statement
Interest income	$81,283	$328,867	$82,476	$82,338	$82,274	$81,779	$341,751	$82,370	$82,762	$85,139	$91,480	$409,207
Interest expense	10,637	49,518	10,897	12,125	12,655	13,841	90,219	16,429	21,781	24,748	27,261	162,610

Net interest income	70,646	279,349	71,579	70,213	69,619	67,938	251,532	65,941	60,981	60,391	64,219	246,597
Provision for loan losses	19,492	147,349	73,897	33,576	21,526	18,350	215,672	93,000	38,000	36,262	48,410	70,254
Service charges on deposit accounts	8,144	35,884	9,202	9,249	9,052	8,381	38,754	9,977	10,046	9,687	9,044	44,987
Trust and investment advisory fees	4,116	15,063	4,040	3,728	3,702	3,593	14,059	3,704	3,555	3,471	3,329	15,130
Other service charges, commissions, and fees	4,914	18,238	4,506	4,932	4,628	4,172	16,529	4,280	4,222	4,021	4,006	18,846
Card-based fees	4,529	17,577	4,640	4,547	4,497	3,893	15,826	4,000	4,023	4,048	3,755	16,143

Subtotal, total fee-based revenue	21,703	86,762	22,388	22,456	21,879	20,039	85,168	21,961	21,846	21,227	20,134	95,106
Bank owned life insurance income	252	1,560	696	267	349	248	2,263	281	282	1,159	541	(2,369)
Security gains (losses), net	540	12,216	1,662	6,376	1,121	3,057	2,110	(5,772)	(6,975)	6,635	8,222	(35,611)
Gains on FDIC-assisted transactions	—	4,303	—	—	4,303	—	13,071	13,071	—	—	—	—
Gains on early extinguishment of debt	—	—	—	—	—	—	15,258	1,267	13,991	—	—	—
Other income	1,722	3,710	1,421	1,654	(342)	977	5,132	939	1,946	2,373	(126)	(3,119)

Total noninterest income	24,217	108,551	26,167	30,753	27,310	24,321	123,002	31,747	31,090	31,394	28,771	54,007
Salaries and employee benefits	32,523	114,378	31,028	29,926	26,540	26,884	106,548	27,592	27,416	28,229	23,311	99,910
Occupancy and equipment expense	9,103	32,218	7,916	8,326	7,808	8,168	31,724	7,661	7,837	7,389	8,837	33,334
FDIC insurance	2,725	10,880	2,967	2,835	2,546	2,532	13,673	2,720	2,558	6,034	2,361	1,065
Losses realized on OREO	2,227	40,480	15,412	8,265	8,924	7,879	18,554	14,051	1,801	2,387	315	1,566
Other real estate expense, net	1,704	9,554	2,408	1,312	2,926	2,908	4,905	1,642	1,660	914	689	1,843
Other intangibles amortization	957	4,278	1,139	1,107	1,029	1,003	3,929	994	979	978	978	4,378
Other expenses	15,884	66,991	16,204	17,006	17,682	16,099	55,455	15,861	14,389	13,302	11,903	52,209

Total noninterest expense	65,123	278,779	77,074	68,777	67,455	65,473	234,788	70,521	56,640	59,233	48,394	194,305
Pre-tax earnings	10,248	(38,228)	(53,225)	(1,387)	7,948	8,436	(75,926)	(65,833)	(2,569)	(3,710)	(3,814)	36,045
Income taxes	30	(28,544)	(25,066)	(3,972)	139	355	(50,176)	(28,342)	(5,920)	(6,373)	(9,541)	(13,291)

Net income	$10,218	$(9,684)	$(28,159)	$2,585	$7,809	$8,081	$(25,750)	$(37,491)	$3,351	$2,663	$5,727	$49,336

Net income applicable to common shares	$7,497	$(19,717)	$(30,327)	$11	$5,171	$5,428	$(35,551)	$(39,542)	$773	$63	$3,155	$48,482
Basic earnings per common share	$0.10	$(0.27)	$(0.41)	$0.00	$0.07	$0.08	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00
Diluted earnings per common share	$0.10	$(0.27)	$(0.41)	$0.00	$0.07	$0.08	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00
Weighted average shares outstanding	73,151	72,422	73,085	73,072	73,028	70,469	50,034	54,152	48,942	48,501	48,493	48,462
Weighted average diluted shares outstanding	73,151	72,422	73,085	73,072	73,028	70,469	50,034	54,152	48,942	48,501	48,493	48,515
Tax equivalent adjustment (1)	$3,567	$16,312	$3,742	$4,053	$4,265	$4,252	$19,658	$4,448	$4,691	$5,091	$5,428	$22,225
Net interest income (FTE) (1)	$74,213	$295,661	$75,321	$74,266	$73,884	$72,190	$271,190	$70,389	$65,672	$65,482	$69,647	$268,822
Common stock and related per common share data:
Book value	$12.49	$12.40	$12.40	$13.06	$13.00	$12.84	$13.66	$13.66	$14.43	$14.22	$14.61	$14.72
Tangible book value	8.60	8.47	8.47	9.11	9.20	9.05	8.52	8.52	9.29	8.47	8.78	8.87
Dividends declared per share	0.010	0.040	0.010	0.010	0.010	0.010	0.040	0.010	0.010	0.010	0.010	1.155
Market price - period high	13.07	17.95	13.13	13.43	17.95	14.43	20.25	11.50	11.64	12.00	20.25	40.09
Market price - period low	10.79	9.26	9.26	10.72	12.10	10.37	5.94	9.09	6.19	5.94	5.96	13.56
Closing price at period end	$11.79	$11.52	$11.52	$11.53	$12.16	$13.55	$10.89	$10.89	$11.27	$7.31	$8.59	$19.97
Closing price to book value	0.9	0.9	0.9	0.9	0.9	1.1	0.8	0.8	0.8	0.5	0.6	1.4
Period end shares outstanding	74,543	74,096	74,096	74,057	74,049	74,046	54,793	54,793	54,800	49,161	48,628	48,630
Period end treasury shares	11,244	11,691	11,691	11,730	11,738	11,741	12,176	12,176	12,169	12,165	12,698	12,696
Number of shares repurchased	—	—	—	—	—	—	—	—	—	—	—	5
Common dividends	$746	$2,965	$741	$743	$741	$740	$2,020	$492	$556	$486	$486	$56,206
Preferred dividends	$2,413	$9,650	$2,413	$2,412	$2,412	$2,413	$9,650	$2,413	$2,412	$2,413	$2,412	$670
Other Key Ratios/Data:
Return on average common equity (2)	3.27%	-2.06%	-12.49%	0.00%	2.16%	2.38%	-4.84%	-19.84%	0.43%	0.04%	1.78%	6.46%
Return on average assets (2)	0.51%	-0.12%	-1.34%	0.13%	0.40%	0.43%	-0.32%	-1.92%	0.17%	0.13%	0.28%	0.60%
Net interest margin (1)	4.15%	4.13%	4.02%	4.05%	4.21%	4.28%	3.72%	4.04%	3.66%	3.53%	3.67%	3.61%
Yield on average earning assets (1)	4.75%	4.82%	4.60%	4.72%	4.94%	5.10%	4.96%	4.98%	4.88%	4.86%	5.12%	5.80%
Cost of funds	0.78%	0.89%	0.75%	0.84%	0.92%	1.05%	1.50%	1.17%	1.48%	1.61%	1.73%	2.56%
Efficiency ratio (1)	62.40%	58.84%	59.08%	59.91%	57.92%	58.41%	57.86%	58.48%	59.13%	61.45%	52.33%	53.49%
Net noninterest expense ratio (2)	2.08%	2.33%	2.51%	2.15%	2.31%	2.34%	1.76%	2.42%	1.64%	1.69%	1.34%	1.27%
Effective income tax rate	0.29%	74.67%	47.09%	286.37%	1.75%	4.21%	66.09%	43.05%	230.44%	171.78%	250.16%	-36.87%
Full time equivalent employees - end of period	1,845	1,838	1,838	1,884	1,762	1,729	1,739	1,739	1,751	1,766	1,767	1,809
Number of bank offices	97	98	98	100	95	94	94	94	94	94	97	97
Number of automated teller machines	136	137	137	129	131	129	127	127	127	128	130	129

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2011	2010					2009					2008
	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD
Core Operating Earnings
Pre-tax earnings	$10,248	$(38,228)	$(53,225)	$(1,387)	$7,948	$8,436	$(75,926)	$(65,833)	$(2,569)	$(3,710)	$(3,814)	$36,045
Provision for credit losses	19,492	147,349	73,897	33,576	21,526	18,350	215,672	93,000	38,000	36,262	48,410	70,254

Pre-tax, pre-provision earnings	29,740	109,121	20,672	32,189	29,474	26,786	139,746	27,167	35,431	32,552	44,596	106,299
Non-operating items:
Security gains (losses), net	540	12,216	1,662	6,376	1,121	3,057	2,110	(5,772)	(6,975)	6,635	8,222	(35,611)
Gains on FDIC-assisted transactions	—	4,303	—	—	4,303	—	13,071	13,071	—	—	—	—
Integration costs associated with FDIC-
assisted transactions	—	(3,324)	(576)	(847)	(1,772)	(129)	—	—	—	—	—	—
Gains on early extinguishment of debt	—	—	—	—	—	—	15,258	1,267	13,991	—	—	—
BOLI write-downs	—	—	—	—	—	—	—	—	—	—	—	(10,360)
Losses realized on OREO	(2,227)	(40,480)	(15,412)	(8,265)	(8,924)	(7,879)	(18,554)	(14,051)	(1,801)	(2,387)	(315)	(1,566)
FDIC special deposit insurance assessment	—	—	—	—	—	—	(3,500)	—	—	(3,500)	—	—

Total non-operating items	(1,687)	(27,285)	(14,326)	(2,736)	(5,272)	(4,951)	8,385	(5,485)	5,215	748	7,907	(47,537)

Pre-tax, pre-provision core operating earnings	$31,427	$136,406	$34,998	$34,925	$34,746	$31,737	$131,361	$32,652	$30,216	$31,804	$36,689	$153,836

Parent Company Data:
Parent investment in subsidiaries - end of period	$1,190,525	$1,173,342	$1,173,342	$1,216,074	$1,204,551	$1,188,859	$1,008,836	$1,008,836	$947,040	$915,129	$921,904	$921,548
Risk-Based Capital Data:
Preferred stock	$191,050	$190,882	$190,882	$190,716	$190,553	$190,392	$190,233	$190,233	$190,076	$189,921	$189,768	$189,617
Common stock	858	858	858	858	858	858	670	670	670	613	613	613
Accumulated paid in capital	422,405	437,550	437,550	436,774	435,605	434,704	252,322	252,322	251,423	193,623	211,325	210,698
Retained earnings	794,569	787,678	787,678	819,157	819,890	815,395	810,626	810,626	851,178	850,950	851,339	837,390
Treasury stock	(260,633)	(277,184)	(277,184)	(278,243)	(278,591)	(278,703)	(293,664)	(293,664)	(293,551)	(293,572)	(311,963)	(311,997)
Trust preferred securities	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730	125,000	125,000	125,000
Minority interest	—	—	—	1	1	3	5	5	111	111	111	111
Unrealized loss on equity securities	—	—	—	—	—	—	—	—	—	(46)	(238)	(126)
Intangible assets	(290,135)	(291,383)	(291,383)	(292,523)	(281,255)	(280,477)	(281,479)	(281,479)	(281,614)	(282,592)	(283,570)	(284,548)
Disallowed deferred tax assets	(43,392)	(41,071)	(41,071)	(13,662)	(1,761)	—	—	—	—	—	—	—

Tier 1 capital	899,452	892,060	892,060	947,808	970,030	966,902	763,443	763,443	803,023	784,008	782,385	766,758
Tier 2 capital	130,062	130,380	130,380	131,593	130,863	131,114	131,836	131,836	149,073	179,709	182,844	182,675

Total capital	$1,029,514	$1,022,440	$1,022,440	$1,079,401	$1,100,893	$1,098,016	$895,279	$895,279	$952,096	$963,717	$965,229	$949,433

Risk-adjusted assets	$6,294,355	$6,320,116	$6,320,116	$6,418,449	$6,354,404	$6,372,521	$6,424,597	$6,424,597	$6,234,283	$6,335,010	$6,600,684	$6,609,359
Tier 1 common capital	621,722	614,330	614,330	670,078	692,300	689,172	485,713	485,713	525,293	466,008	464,385	449,428
Tangible common equity	640,741	627,662	627,662	674,536	681,257	670,291	467,042	467,042	508,965	416,461	427,042	431,401
Tangible common equity excluding OCI	665,114	655,401	655,401	683,739	694,060	689,169	485,708	485,708	525,182	465,943	464,512	449,443
Adjusted average assets	7,799,463	7,996,836	7,996,836	7,904,648	7,641,829	7,404,963	7,496,478	7,496,478	7,636,913	7,945,014	8,151,469	8,146,655
Total capital / risk-based assets	16.36%	16.18%	16.18%	16.82%	17.32%	17.23%	13.94%	13.94%	15.27%	15.21%	14.62%	14.36%
Tier 1 capital / risk-based assets	14.29%	14.11%	14.11%	14.77%	15.27%	15.17%	11.88%	11.88%	12.88%	12.38%	11.85%	11.60%
Leverage ratio	11.53%	11.16%	11.16%	11.99%	12.69%	13.06%	10.18%	10.18%	10.52%	9.87%	9.60%	9.41%
Tier 1 common capital / risk-based assets	9.88%	9.72%	9.72%	10.44%	10.89%	10.81%	7.56%	7.56%	8.43%	7.36%	7.04%	6.79%
Tangible common equity ratio	8.26%	7.99%	7.99%	8.34%	9.05%	9.17%	6.29%	6.29%	6.88%	5.56%	5.36%	5.23%
Tangible common equity ratio, excluding OCI	8.58%	8.34%	8.34%	8.46%	9.22%	9.42%	6.54%	6.54%	7.10%	6.23%	5.83%	5.45%
Tangible common equity / risk-based assets	10.18%	9.93%	9.93%	10.51%	10.72%	10.52%	7.27%	7.27%	8.16%	6.57%	6.47%	6.53%

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2011	2010					2009					2008
	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD
Asset Quality Performance Data:
Non-accrual loans:
Commercial	$54,561	$50,088	$50,088	$40,955	$39,942	$38,095	$28,193	$28,193	$45,134	$41,542	$33,245	$15,586
Agricultural	1,171	2,497	2,497	3,495	1,139	2,532	2,673	2,673	2,384	452	12	12
Commercial real estate:
Office, retail, and industrial	16,753	19,573	19,573	21,721	17,170	18,204	21,396	21,396	15,738	13,058	12,769	2,533
Multi-family	6,787	6,203	6,203	6,813	7,904	8,349	12,486	12,486	15,910	10,632	6,989	1,387
Residential construction	36,326	52,122	52,122	61,050	71,148	93,412	112,798	112,798	138,593	143,231	107,766	97,060
Commercial construction	20,980	28,685	28,685	21,471	20,457	20,023	20,864	20,864	2,908	3,833	8,996	2,092
Other commercial real estate	38,732	40,605	40,605	44,516	21,950	21,806	32,357	32,357	22,910	17,429	7,017	4,822
1-4 family mortgages	3,362	3,902	3,902	3,310	5,706	5,826	5,819	5,819	4,975	1,034	1,756	857
Consumer	7,891	8,107	8,107	8,035	8,273	7,826	7,629	7,629	8,253	6,042	4,991	3,419

Total non-accrual loans	186,563	211,782	211,782	211,366	193,689	216,073	244,215	244,215	256,805	237,253	183,541	127,768
Loans past due 90 days and still accruing	5,231	4,244	4,244	9,136	6,280	7,995	4,079	4,079	5,960	26,071	73,929	36,999

Total non-performing loans	191,794	216,026	216,026	220,502	199,969	224,068	248,294	248,294	262,765	263,324	257,470	164,767
Restructured, accruing loans	14,120	22,371	22,371	11,002	9,030	5,168	30,553	30,553	26,718	18,877	1,063	7,344
Other real estate owned	33,863	31,069	31,069	52,044	57,023	62,565	57,137	57,137	57,945	50,640	38,984	24,368

Total non-performing assets	239,777	269,466	269,466	283,548	266,022	291,801	335,984	335,984	347,428	332,841	297,517	196,479
Loans past due 30-89 days and still accruing	28,927	23,646	23,646	41,590	32,012	28,018	37,912	37,912	44,346	38,128	54,311	116,206
Allowance for credit losses:
Allowance for loan losses	$142,503	$142,572	$142,572	$144,569	$145,027	$144,824	$144,808	$144,808	$134,269	$127,528	$116,001	$93,869
Reserve for unfunded commitments	2,500	2,500	2,500	450	450	—	—	—	—	—	—	—

Total allowance for credit losses	145,003	145,072	145,072	145,019	145,477	144,824	144,808	144,808	134,269	127,528	116,001	93,869
Loan loss provision	19,492	147,349	73,897	33,576	21,526	18,350	215,672	93,000	38,000	36,262	48,410	70,254
Net charge-offs by category:
Commercial	3,128	30,602	10,198	13,262	2,679	4,463	55,004	23,320	12,585	7,006	12,093	13,026
Agricultural	9	1,301	125	489	546	141	180	180	—	—	—	38
Commercial real estate:
Office, retail, and industrial	1,183	9,710	2,888	2,825	2,353	1,644	7,856	3,265	3,496	217	878	732
Multi-family	549	2,425	1,206	222	485	512	3,483	2,325	29	1,086	43	1,796
Residential construction	5,418	54,841	35,935	4,460	9,994	4,452	62,642	38,315	5,181	8,427	10,719	15,780
Commercial construction	261	8,356	7,743	228	115	270	3,220	2,714	(228)	734	—	—
Other commercial real estate	5,358	28,375	12,202	10,217	1,507	4,449	18,297	9,137	6,628	2,463	69	1,248
1-4 family mortgages	246	982	238	363	261	120	930	168	216	326	220	576
Consumer	2,317	8,918	2,374	1,979	2,282	2,283	13,121	3,037	3,352	4,476	2,256	4,989

Net charge-offs, excluding covered assets	18,469	145,510	72,909	34,045	20,222	18,334	164,733	82,461	31,259	24,735	26,278	38,185
Charge-offs on covered assets	1,092	1,575	935	(11)	651	—	—	—	—	—	—	—

Total net charge-offs	19,561	147,085	73,844	34,034	20,873	18,334	164,733	82,461	31,259	24,735	26,278	38,185
Asset Quality ratios:
Non-accrual loans / loans	3.66%	4.15%	4.15%	4.09%	3.72%	4.16%	4.69%	4.69%	4.84%	4.44%	3.41%	2.38%
Non-performing loans / loans	3.76%	4.24%	4.24%	4.27%	3.84%	4.31%	4.77%	4.77%	4.95%	4.93%	4.78%	3.07%
Non-performing assets / loans plus OREO	4.67%	5.25%	5.25%	5.44%	5.05%	5.55%	6.39%	6.39%	6.48%	6.17%	5.48%	3.65%
Non-performing assets / tangible common equity plus allowance for credit losses	30.52%	34.87%	34.87%	34.60%	32.18%	35.80%	54.91%	54.91%	54.01%	61.19%	54.79%	37.41%
Non-accrual loans / total assets	2.32%	2.60%	2.60%	2.52%	2.48%	2.85%	3.17%	3.17%	3.34%	3.05%	2.22%	1.50%
Loan loss ratios:
Allowance for credit losses / loans	2.85%	2.84%	2.84%	2.81%	2.79%	2.79%	2.78%	2.78%	2.53%	2.39%	2.15%	1.75%
Allowance for credit losses / non-accrual loans	76.38%	68.50%	68.50%	68.61%	75.11%	67.03%	59.30%	59.30%	52.28%	53.75%	63.20%	73.47%
Allowance for credit losses / non-performing loans	75.60%	67.15%	67.15%	65.77%	72.75%	64.63%	58.32%	58.32%	51.10%	48.43%	45.05%	56.97%
Net charge-offs to average net loans	1.48%	2.80%	5.61%	2.59%	1.56%	1.43%	3.08%	6.17%	2.32%	1.85%	1.98%	0.74%

Footnotes:

(1)	Tax equivalent basis reflects federal and state tax benefits.
(2)	Annualized based on the number of days outstanding for each period presented.